                                                               Exhibit 10.49

                    FIRST AMENDMENT TO RESTATED CREDIT AGREEMENT

     THIS AMENDMENT is entered into as of March 27, 1998, between MAGNETEK, INC., a Delaware corporation ("BORROWER"), certain Lenders, NATIONSBANK OF TEXAS, N.A. ("AGENT"), as Agent for Lenders, and CIBC INC., THE FIRST NATIONAL BANK OF CHICAGO, THE LONG-TERM CREDIT BANK OF JAPAN, BANKERS TRUST COMPANY, CREDIT LYONNAIS - NEW YORK BRANCH, and UNION BANK OF CALIFORNIA, N.A., as Co-Agents for Lenders.

     Borrower, Agent, Co-Agents, and certain Lenders are party to the Restated Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of June 20, 1997, providing for a $350,000,000 revolving credit facility. Borrower, Agent, and Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement as provided in PARAGRAPH 2 of this amendment.

     Accordingly, for adequate and sufficient consideration, Borrower, Agent, and Determining Lenders agree as follows:

     1.   TERMS AND REFERENCES.  Unless otherwise stated in this amendment
(a) terms defined in the Credit Agreement have the same meanings when used in this amendment and (b) references to "SECTIONS" are to the Credit Agreement's sections.

     2. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is amended by entirely amending SECTION 9.10, as follows:

          9.10 DISTRIBUTIONS. No Restricted Company may declare, make, or pay any Distribution EXCEPT (i) Distributions paid in the form of additional equity that is not mandatorily redeemable, (ii) Distributions to any other Restricted Company, (iii) Borrower's repurchase of its common stock SO LONG AS (A) the aggregate amount of all Distributions paid under this CLAUSE (III) never EXCEEDS $15,000,000, and (B) immediately after giving effect to any such repurchase, no Default or Potential Default exists and the ratio of the Companies' Funded Debt to Capitalization is not MORE THAN 0.65 to 1.00, and (iv) other Distributions by Borrower SO LONG AS immediately after giving effect to any such other Distribution, no Default or Potential Default exists and the ratio of the Companies' Funded Debt to Capitalization is not MORE THAN 0.55 to 1.00.

     3. CONDITIONS PRECEDENT. PARAGRAPH 2 above is not effective until Agent receives counterparts of this amendment executed by Borrower, each Restricted Company, and Determining Lenders.

     4. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by this amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and
(c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

     5. REPRESENTATIONS. Borrower represents and warrants to Agent and Lenders that as of the date of this amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects EXCEPT to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) no Material Adverse Event, Default or Potential Default exists.

     6. MISCELLANEOUS. All references in the Loan Documents to the "CREDIT AGREEMENT" refer to the Credit Agreement as amended by this amendment. This amendment is a "LOAN DOCUMENT" referred to in the Credit Agreement, and the provisions relating to Loan Documents in SECTIONS 1 and 14 of the Credit Agreement are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Credit Agreement is unchanged and continues in full force and effect. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This amendment binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to the terms of the Credit Agreement. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                    REMAINDER OF PAGE INTENTIONALLY BLANK.
                          SIGNATURE PAGES FOLLOW.

     EXECUTED as of the date first stated above.

MAGNETEK, INC.,                          NATIONSBANK OF TEXAS, N.A.,
as BORROWER                              as AGENT and a LENDER

By                                       By
  -----------------------------------      ------------------------------------
   John P. Colling, Jr.,                    Charles F. Lilygren,
   Vice President and Treasurer             Senior Vice President



                    REMAINDER OF PAGE INTENTIONALLY BLANK.
                   SIGNATURE PAGES FOR OTHER LENDERS FOLLOW.







                           FIRST AMENDMENT SIGNATURE PAGE
                                ONE OF FOUR PAGES

     EXECUTED as of the date first stated above.


CIBC INC.,                                CREDIT LYONNAIS - NEW YORK
 as a CO-AGENT and a LENDER                BRANCH, as a CO-AGENT and a LENDER


By:                                       By:
   -------------------------------              -------------------------------
     Name:                                     Name:
          ------------------------                  ---------------------------
     Title:                                    Title:
           -----------------------                   --------------------------


THE FIRST NATIONAL BANK OF CHICAGO,       UNION BANK OF CALIFORNIA, N.A.,
 as a CO-AGENT and a LENDER                as a CO-AGENT and a LENDER


By:                                       By:
   -------------------------------              -------------------------------
     Name:                                     Name:
          ------------------------                  ---------------------------
     Title:                                    Title:
           -----------------------                   --------------------------


THE LONG-TERM CREDIT BANK OF              ARAB BANKING CORPORATION (B.S.C.),
 JAPAN, LTD, as a CO-AGENT and a           as a LENDER
LENDER


By:                                       By:
   -------------------------------              -------------------------------
     Name:                                     Name:
          ------------------------                  ---------------------------
     Title:                                    Title:
           -----------------------                   --------------------------


BANKERS TRUST COMPANY,
 as a CO-AGENT and a LENDER

By:
   -------------------------------
     Name:
          ------------------------
     Title:
           -----------------------



                           FIRST AMENDMENT SIGNATURE PAGE
                                TWO OF FOUR PAGES

NATEXIS BANQUE, formerly known as        FUJI BANK, LIMITED, ATLANTA AGENCY,
Banque Francaise du Commerce              as a LENDE
Extrieur, as a LENDE


By:                                       By:
   -------------------------------              -------------------------------
     Name:                                     Name:
          ------------------------                  ---------------------------
     Title:                                    Title:
           -----------------------                   --------------------------


By:
   -------------------------------        SOCIETE GENERALE, SOUTHWEST AGENCY,
     Name:                                as a LENDER
          ------------------------
     Title:
           -----------------------        By:
                                             -------------------------------
                                               Name:
CREDIT AGRICOLE INDOSUEZ, formerly                  ------------------------
known as Caisse Nationale de Credit            Title:
Agricole,                                            -----------------------
as a LENDER


By:
   -------------------------------        THE SUMITOMO BANK, LIMITED,
     Name:                                as a LENDER
          ------------------------
     Title:
           -----------------------         By:
                                              -------------------------------
                                                Name:
 By:                                                  ------------------------
    -------------------------------             Title:
      Name:                                            -----------------------
           ------------------------
      Title:
            -----------------------


                                           THE TOKAI BANK, LTD.,
                                           as a LENDER


                                           By:
CREDITANSTALT CORPORATE FINANCE, INC.,        -------------------------------
as a LENDER                                     Name:
                                                     ------------------------
By:                                             Title:
    ------------------------------                    -----------------------
     Name:
          ------------------------
     Title:
           -----------------------


By:
   -------------------------------
     Name:
          ------------------------
     Title:
           -----------------------


FIRST UNION NATIONAL BANK OF
TENNESSEE, AS A LENDER


By:
   -------------------------------
     Name:
          ------------------------
     Title:
           -----------------------

                           FIRST AMENDMENT SIGNATURE PAGE
                               THREE OF FOUR PAGES

     To induce Agent and Lenders to enter into this amendment, the undersigned consents and agrees (a) to its execution and delivery, (b) that this amendment in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to Agent and Lenders and their respective successors and permitted assigns.

                              MAGNETEK FINANCIAL SERVICES, INC.,
                               as Guarantor

                              By:
                                   -------------------------------------------
                                   John Colling, Jr., Vice President and
                                   Treasurer


                           FIRST AMENDMENT SIGNATURE PAGE
                                FOUR OF FOUR PAGES